SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K



                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported:)           March 23, 1998

                         The NEIMAN MARCUS GROUP, INC.
             (Exact of name of registrant as specified in charter)

                                   Delaware
              (State or other jurisdiction of its incorporation)



      1-9659                                          95-4119509
(Commission File Number)                  (I.R.S. Employer Identification No.)


27 Boylston Street, Chestnut Hill, MA                             02167
(address of principal executive offices)                           (Zip Code)


                                (617) 232-0760
             (Registrant's Telephone Number, Including Area Code)

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Item 5.     Other Events

      The Registrant is filing herewith restated Financial Data Schedules for the periods listed in Item 7 below to reflect changes in earnings per share reported in previously submitted Financial Data Schedules. These changes result from the adoption by the Registrant of Statement of Financial
Accounting Standards No. 128, Earnings Per Share (SFAS 128), which was adopted by the Registrant in the twenty-six week period ended January 31, 1998. As required by SFAS 128, the Registrant has changed the method used to compute earnings per share and has restated prior periods. For fiscal 1995 and interim periods during the last two fiscal years other than those in Item 7 below, the adoption of SFAS 128 has not changed the earnings per share reported in previously submitted Financial Data Schedules.

Item 7.     Financial Statements and Exhibits

      Exhibit 27.1      Restated Financial Data Schedules for:
                  (i)   Fiscal Year ended August 3, 1996
                  (ii)  Fiscal Year ended August 2, 1997
                  (iii) Twenty-six weeks ended January 27, 1996
                  (iv)  Thirty-nine weeks ended April 27, 1996


                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE NEIMAN MARCUS GROUP, INC.




Date:  March 23, 1998               By: /s/ Catherine N. Janowski

                                            Catherine N. Janowski
                                            Vice President and Controller

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